UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

               ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

                              (614) 283-6500
(Registrant's telephone number, including area code)

               Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Abercrombie & Fitch Co. (the "Company") held its 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting") on June 20, 2013 at its home office located at 6301 Fitch Path, New Albany, Ohio. At the close of business on May 1, 2013, the record date for the 2013 Annual Meeting, there were a total of 78,305,612 shares of Class A Common Stock outstanding and entitled to vote. At the 2013 Annual Meeting, 70,001,828 or 89.39% of the outstanding shares of Class A Common Stock entitled to vote were represented by proxy or in person and, therefore, a quorum was present.

The vote on the proposals presented for stockholder vote at the 2013 Annual Meeting was as follows:

Proposal 1 - Election of Directors.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Class of 2014
James B. Bachmann	64,358,678	2,261,555	66,022	3,315,573
Michael E. Greenlees	55,947,181	10,673,675	65,399	3,315,573
Kevin S. Huvane	55,972,278	10,648,330	65,647	3,315,573
Michael S. Jeffries	63,784,037	2,763,346	138,872	3,315,573
John W. Kessler	55,493,572	11,127,204	65,479	3,315,573
Craig R. Stapleton	55,893,762	10,726,473	66,020	3,315,573

Each of James B. Bachmann, Michael E. Greenlees, Kevin S. Huvane, Michael S. Jeffries, John W. Kessler and Craig R. Stapleton was elected as a director of the Company to serve for a term of one year to expire at the Annual Meeting of Stockholders to be held in 2014.
Proposal 2 - Approval of the Advisory Resolution to Approve Executive Compensation.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Class A Common Stock	13,041,766	53,490,256	127,422	3,315,573
Registered Holders of Class A Common Stock	17,791	6,413	2,607	N/A

Total	13,059,557	53,496,669	130,029	3,315,573

Proposal 3 - Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm of the Company for the fiscal year ending February 1, 2014.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Class A Common Stock	69,111,035	800,021	63,961	N/A
Registered Holders of Class A Common Stock	26,627	104	80	N/A

Total	69,137,662	800,125	64,041	N/A

Proposal 4 - Stockholder Proposal on the Adoption of a Policy Regarding Accelerated Vesting of Equity Awards of Senior Executives upon a Change of Control.

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Class A Common Stock	15,379,061	51,170,552	109,831	3,315,573
Registered Holders of Class A Common Stock	7,427	17,832	1,552	N/A

Total	15,386,488	51,188,384	111,383	3,315,573

Proposal 5 - Stockholder Proposal Regarding Adoption of a "Specific Performance Policy".

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Beneficial Holders of Class A Common Stock	13,988,051	52,546,750	124,643	3,315,573
Registered Holders of Class A Common Stock	9,291	15,854	1,666	N/A

Total	13,997,342	52,562,604	126,309	3,315,573

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: June 21, 2013	By: /s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Secretary